                           AMENDMENT AGREEMENT NO. 2

                                to that certain

                   REVOLVING CREDIT AND TERM LOAN AGREEMENT

     This AMENDMENT AGREEMENT NO. 2 (this "Amendment") dated as of December 24,
                                           ---------
1999, is among (a) CHART HOUSE ENTERPRISES, INC. (the "Parent"), (b) CHART
                                                       ------
HOUSE, INC. (the "Borrower"), (c) BANKBOSTON, N.A. and the other lending
                  --------
institutions listed on Schedule 1 to the Credit Agreement (collectively, the
                       -------- -
"Banks"), and (d) BANKBOSTON, N.A. as agent (the " Agent") for itself and the
 -----                                             -----
other Banks.

     WHEREAS, the Parent, the Borrower, the Banks and the Agent are parties to that certain Revolving Credit Agreement and Term Loan Agreement, dated as of April 26, 1999 (as amended and in effect from time to time, the "Credit
                                                                 ------
Agreement"), pursuant to which the Banks, upon certain terms and conditions,
---------
have agreed to make loans to, and to issue letters of credit for the benefit of, the Borrower; and

     WHEREAS, the Borrower has requested that the Agent and the Banks agree, and the Agent and the Banks have agreed, on the terms and subject to the conditions set forth herein, to amend certain of the terms and provisions of the Credit Agreement;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     (S)1.  Defined Terms.  Capitalized terms which are used herein without
            ------- -----
definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

     (S)2.  Amendment to Definitions.  The definition of Consolidated EBITDA is
            ------------------------
amended by deleting the words "and (e)" in the last line thereof replacing them with the words "(e) solely for the Reference Period ending on December 27, 1999, the non-recurring non-cash charges for such period relating to the sale of each of the properties set forth on Schedule 1A attached hereto in an amount not to
                               -----------
exceed $5,000,000 in the aggregate, and (f)".

     (S)3.  Amendment to Revolving Credit Facility.  Section 2.1 of the Credit
            --------------------------------------
Agreement is hereby amended by inserting after the first sentence thereto, the following new sentence.

     "Notwithstanding the foregoing, the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) plus
                                                                           ----
     the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not at any time on or prior to March 31, 2000, exceed $15,000,000."

     (S)4. Amendments to Financial Covenants.
           ---------------------------------

     (a) Section 12.2 of the Credit Agreement is hereby amended by inserting after the last sentence thereof, the sentence "Notwithstanding the foregoing, for the fiscal year ended December 27, 1999, the Borrower will not permit Consolidated Net Worth to be less than $50,000,000."

     (b) Section 12.4 of the Credit Agreement is hereby amended by inserting in the second line thereof following the words "in the table set forth below", the words", permit the Interest Coverage Ratio for such Reference Period".

     (S)5. Amendments to Schedules.  The Schedules to the Credit Agreement are
           -----------------------
hereby amended by inserting immediately following Schedule 1 to the Credit
                                                  ----------
Agreement, the schedule attached hereto as Schedule 1A to the Credit Agreement.
                                           -----------

     (S)6. Limited Waiver and Consent.  The Borrower has advised the Agent that
           --------------------------
it intends to sell each of the properties set forth on Schedule 1A attached
                                                       -----------
hereto (the "Property Sales"). Under the provisions of the Credit Agreement, the Property Sales constitute transactions not permitted by (S)11.5.2 of the Credit Agreement.

     The Borrower has requested that the Banks provide written consent to the Property Sales, and, to the extent necessary, waive the provisions of (S)11.5.2 of the Credit Agreement to permit the Property Sales.

     In response to such request, the Banks hereby consent to the Property Sales and waive the provisions of (S)11.5.2 of the Credit Agreement to permit the Property Sales, provided that the net proceeds received by the Borrower or any
                --------
Subsidiary from the Property Sales shall be applied against the outstanding amount of the Revolving Credit Loans. The Banks further agree to provide any necessary mortgage releases for the properties sold in connection with the Property Sales. The consent and waiver given herein is limited strictly to its terms and shall apply only to the specific provisions described herein. The consent and waiver contained herein shall not extend to or affect any other obligations of the Parent, the Borrower or their Subsidiaries contained in the Credit Agreement or any other Loan Documents and shall not impair or prejudice any rights consequent thereon.

     (S)7. Affirmation and Acknowledgment of the Parent and the Borrower.  Each
           -------------------------------------------------------------
of the Parent and the Borrower hereby affirm and acknowledge to the Banks as follows:

     (a) The Borrower hereby ratifies and confirms all of its Obligations to the Banks, including, without limitation, the Loans, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Banks all indebtedness, obligations and liabilities in respect of the Loans, the Letters of Credit, and all other amounts due under the Credit Agreement as amended hereby. The Borrower hereby confirms that the Obligations are and remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by the Borrower as security for the Obligations.

     (b) The Parent hereby acknowledges the provisions of this Amendment and hereby reaffirms its absolute and unconditional guaranty of the Borrower's payment and performance of the Obligations as more fully described in the Parent Guaranty. The Parent hereby confirms that its obligations under the Parent Guaranty are and remain secured pursuant to the Security Documents to which it is a party.

     (S)6. Representations and Warranties.  The Parent and the Borrower hereby
           --------------- --- ----------
represent and warrant to the Banks as follows:

     (a) The execution and delivery by the Parent, the Borrower and each Subsidiary Guarantor of this Amendment, and the performance by the Parent, the Borrower and each Subsidiary Guarantor of its obligations and agreements under this Amendment and the Credit Agreement as amended hereby, are within the corporate authority of the Parent, the Borrower, and each Subsidiary Guarantor, have been duly authorized by all necessary corporate proceedings on behalf of the Parent, the Borrower and each Subsidiary Guarantor and do not and will not contravene any provision of law, statute, rule or regulation to which the Parent, the Borrower or any Subsidiary Guarantor is subject or any of the Parent's, the Borrower's, or any Subsidiary Guarantor's charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any agreement or other instrument binding upon the Parent, the Borrower or any Subsidiary Guarantor, the contravention of which would materially adversely affect the business, assets or financial condition of the Borrower and its Subsidiaries, considered as a whole, or of the Borrower, considered individually.

     (b) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Parent, the Borrower and each Subsidiary Guarantor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights in general, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Parent, the Borrower or any Subsidiary Guarantor of this Amendment or the Credit Agreement as amended hereby.

     (d) The representations and warranties contained in (S)9 of the Credit Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by this Amendment and the other Loan Documents, changes which have been disclosed to the Agent and the Banks prior to the date hereof and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date.

     (e) Each of the Parent, the Borrower and each Subsidiary Guarantor has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.

     (S)7. Effectiveness.  This Amendment shall become effective as of December
           -------------
24, 1999, upon the receipt by the Agent of a fully executed counterpart hereof signed by each of the Parent, the Borrower, the Subsidiary Guarantors and the Required Banks.

     (S)8. Miscellaneous Provisions.
           ------------- ----------

     (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

     (b) This Amendment is intended to take effect as an agreement under seal and shall be construed according to and governed by the laws of The Commonwealth of Massachusetts.

     (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     (d) The Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including reasonable legal fees).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                              CHART HOUSE ENTERPRISES, INC.


                              By:______________________________
                              Title:

                              CHART HOUSE, INC.


                              By:______________________________
                              Title:


                              BANKBOSTON, N.A., individually and as Agent


                              By:______________________________
                              Title:


                              PARIBAS


                              By:______________________________
                              Title:


                              By:______________________________
                              Title:

                           RATIFICATION OF GUARANTY

          Each of the undersigned guarantors (each, a "Subsidiary Guarantor") hereby acknowledges and consents to the foregoing Amendment as of December 24, 1999, and agrees that the Subsidiary Guaranty (as defined in the Credit Agreement, and each other guaranty executed by a Subsidiary Guarantor after the Closing Date pursuant to the terms of the Credit Agreement) from each Subsidiary Guarantor in favor of the Agent and each of the Banks remains in full force and effect, and each of the Subsidiary Guarantors confirms and ratifies all of its obligations thereunder.



                              CHART HOUSE ENTERPRISES OF IDAHO, INC., as
                              Subsidiary Guarantor


                              By:______________________________
                              Title:


                              CHART HOUSE ENTERPRISES OF PUERTO RICO, INC., as Subsidiary Guarantor


                              By:______________________________
                              Title:


                              CHART HOUSE OF ANNAPOLIS, INC., as Subsidiary Guarantor


                              By:______________________________
                              Title:


                              CHART HOUSE OF MARYLAND, INC., as Subsidiary
                              Guarantor


                              By:______________________________
                              Title:

                              CHART HOUSE ACQUISITION, INC., as Subsidiary
                              Guarantor


                              By:______________________________
                              Title:


                              BIG WAVE, INC., as Subsidiary Guarantor


                              By:______________________________
                              Title:


                              CORK'N CLEAVER, INC., as Subsidiary Guarantor


                              By:______________________________
                              Title:


                              ANALOS COMPANY, as Subsidiary Guarantor


                              By:______________________________
                              Title:

                                  Schedule 1A
                                  -----------

                              Consolidated EBITDA
                              -------------------

Non-recurring non-cash charges relating to the sale of the following properties:

                                Vail, Colorado
                             Chester, Connecticut
                            Greenwich, Connecticut
                            New Haven, Connecticut
                               Atlanta, Georgia
                                 Kona, Hawaii
                                 Haiku, Hawaii
                                Lahania, Hawaii
                                Wailea, Hawaii
                             Newport, Rhode Island
                          Hilton Head, South Carolina